EXHIBIT 99.2

F-i

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
March 31, 2007
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions had occurred on March 31, 2007.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 2007, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the properties expected to be purchased in the Bradley Portfolio, ProLogis Properties, Shallotte Commons, Wickes Furniture, Six Pines Properties, The Landings at Clear Lake, Gravois Dillon, University House at Huntsville, University House at Gainesville, Pavilions at Hartman Heritage, Legacy Crossing, Northwest Marketplace, Lakeport Commons Shopping Center, Washington Park Plaza, Worldgate Plaza, The Villages at Kitty Hawk, Lakewood Commons Phase II, Spring Town Center III, Citizens Portfolio, Shops at Riverstone, Middleburg Crossing, Lord Salisbury Center, Gravois Dillon-Phase II and the Company acquisition of Winston Hotels.  The Company considers the properties expected to be purchased in the Bradley Portfolio, Wickes Furniture, Lakeport Commons Shopping Center, Washington Park Plaza, and Gravois Dillon-Phase II to be probable under Rule 3-14 of Regulation S-X.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
March 31, 2007
(unaudited)
(Dollar amounts in thousands, except per share amounts)

	Historical	Pro Forma	Winston Hotels Historical	Winston Hotels Merger Adjustments
	(A)	Adjustments	(B)	(C)	Pro Forma
Assets
Net investment properties(D) (J)	$2,530,115	1,148,661	419,488	342,649	4,440,913
Assets held for sale	-	-	11,834	-	11,834
Cash and cash equivalents (K) (Q)	1,080,740	376,565	43,363	(589,800)	910,868
Restricted cash	69,221	-	-	-	69,221
Restricted escrows	18,470	(3,938)	-	-	14,532
Investment in marketable securities (M)	222,108	-	-	(12,110)	209,998
Investment in unconsolidated joint ventures (P)	2,866	80,391	3,927	-	87,184
Accounts and rents receivable	20,769	-	3,149	-	23,918
Notes receivable (I)	69,931	191,509	29,530	-	290,970
Due from related parties	54	-	-	-	54
Acquired in-place lease intangibles and customer relationship value (net of accumulated amortization)(D)(F)	233,670	99,202	-	-	332,872
Acquired above market lease intangibles (net of accumulated amortization) (D) (F)	10,367	83	-	-	10,450
Loan fees, leasing fees and loan fee deposits (net of accumulated amortization)	19,604	(2,577)	-	-	17,027
Other assets (H) (N)	15,176	(5,674)	36,006	(8,792)	36,716

Total assets	$4,293,091	1,884,222	547,297	(268,053)	6,456,557
Liabilities and Stockholders’ Equity
Mortgages and notes payable (D)	1,323,953	478,879	245,957	-	2,048,789
Accounts payable	2,217	-	18,889	-	21,106
Accrued offering costs	14,761	-	-	-	14,761
Accrued interest payable	944	-	-	-	944
Tenant improvement payable	2,899	-	-	-	2,899
Accrued real estate taxes	11,961	-	-	-	11,961
Distributions payable (R)	12,139	-	1,840	(1,840)	12,139
Security deposits	1,917	-	-	-	1,917
Prepaid rental income and recovery income	17,815	-	-	-	17,815
Acquired below market lease intangibles (net of accumulated amortization) (D) (F)	20,802	76	-	-	20,878
Restricted cash liability	69,221	-	-	-	69,221
Other financings (O)	50,522	1,876	-	-	52,398
Due to related parties	1,310	-	-	-	1,310
Deferred income tax	1,506	-	-	-	1,506

Total liabilities	1,531,967	480,831	266,686	(1,840)	2,277,644
Minority interests	288,224	-	15,592	-	303,816

Preferred stock (L)	-	-	37	(37)	-
Common stock (E) (L)	281	155	294	(294)	436
Additional paid-in capital (net of offering costs for pro forma) (E) (L)	2,511,522	1,403,236	352,312	(352,312)	3,914,758
Accumulated distributions in excess of net income (G) (L)	(61,167)	-	(87,624)	87,624	(61,167)
Accumulated other comprehensive income (M)	22,264	-	-	(1,194)	21,070

Total stockholders’ equity	2,472,900	1,403,391	265,019	(266,213)	3,875,097

Total liabilities and stockholders’ equity	$4,293,091	1,884,222	547,297	(268,053)	6,456,557

See accompanying notes to pro forma consolidated balance sheet.

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

March 31, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(A)                             The historical column represents the Company’s Consolidated Balance Sheet as of March 31, 2007 as filed with the Securities Exchange Commission on Form 10-Q.

(B)                               The Winston Hotels Historical column represents Winston Hotels Consolidated Balance Sheet as of March 31, 2007 as filed with the Securities Exchange commission on Form 10-Q.

(C)                               Represents adjustments to record the merger of Winston Hotels.

(D)                              The pro forma adjustments reflect the acquisition of the following properties by the Company and its consolidated joint ventures. The Company is obligated under earnout agreements to pay for certain tenant space in its existing properties after the tenant moves into its space and begins paying rent. The mortgages payable represent mortgages obtained from a third party.  No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant.

	Acquisition Price	Mortgage Payable
Purchases
Bradley Portfolio	$107,956	$84,513
ProLogis Properties	56,597	32,450
Six Pines Properties	265,636	158,500
The Landings at Clear Lake	34,000
Gravois Dillon	22,818	12,630
University House at Huntsville	1,350
University House at Gainesville	6,500
Pavilions at Hartman Heritage	39,818
Shallotte Commons	10,895	6,078
Legacy Crossing	19,171
Wickes Furniture	10,486
Northwest Marketplace	36,301	19,965
Lakeport Commons Shopping Center	55,834
Washington Park Plaza	43,500	30,600
Worldgate Plaza	109,000	59,950
Shops at Riverstone	53,941
Villages at Kitty Hawk	21,000
Lakewood Phase II	14,450
Spring Town Center III	6,758
Citizens Portfolio	291,905
Middleburg Crossing	10,850
Lord Salisbury Center	21,000
Bay Colony	572
Brooks Corner	2,675
Gravois Dillon-Phase II	2,283
Carver Creek	691
Market at Hamilton	947
Parkway Centre North	936
Chesapeake Commons		8,900
Crossroads at Chesapeake		11,200
Fields Apartment Homes		18,700
Schneider Electric		11,000
Market at Hamilton		7,893
Waterford Place at Shadow Creek Ranch Apartments		16,500

Total	$1,247,870	$478,879

Inland American Real Estate Trust, Inc.

Notes to Pro Forma Consolidated Balance Sheet

March 31, 2007

(unaudited)

(Dollar amounts in thousands, except per share amounts)

Allocation of net investments in properties:
Land	$254,690
Building and improvements	893,971
Acquired in-place lease intangibles and customer relationship value	99,202
Acquired above market lease intangibles	83
Acquired below market lease intangibles	(76)

Total	$1,247,870

(E)                                Additional offering proceeds of $1,560,756, net of additional offering costs of $157,365 are reflected as received as of March 31, 2007 based on offering proceeds actually received as of June 29, 2007. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

(F)                                Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in-place leases and the property valued as if vacant.  The value of the acquired leases values will be amortized over the lease term.  Allocations are preliminary and subject to change.

(G)                               No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(H)                              Change in Other assets of $(5,674) represents advance purchase deposits applied to the purchase price of properties purchased as described in (B).

(I)                                   The pro forma adjustments to notes receivable consist of three installment notes from separate unrelated parties totaling $191,509 interest rates ranging from 7.9% to 9.5%.

(J)                                  Represents the purchase of approximately $419,488 of Winston’s real estate assets plus the difference between the historical cost of Winston’s real estate assets and the estimated fair market value. To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill and amounts are subject to change based on final valuation of the real estate acquired.

(K)                              Represents the cash paid to Winston for distribution to its shareholders in accordance with the definitive merger agreement including $15.00 per common stock share, $25.38 per share for Series B preferred stock plus accrued dividends and approximately $65,000 in transaction costs.

(L)                                Elimination of Winston equity accounts consistent with the purchase method of accounting.

(M)                           Represents the elimination of Winston common and preferred stock owned by the Company that is redeemed as part of the definitive merger agreement.

(N)                              Write off of Winston’s deferred financing and franchise costs which are not assigned any value in the allocation of the merger acquisition cost.

(O)                              IARETI has ownership interests in LLC’s which own the eight shopping centers in the Ahold Portfolio, Stop N Shop Hyde Park, Parkway Centre North — Outlot Building B and The Market at Hamilton.  These entities are considered VIE’s and IARETI is considered the primary beneficiary, therefore, these entities are consolidated.  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC’s are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and included within other financings.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.

(P)                                Adjustment to Investment in unconsolidated joint ventures consists of the Lauth Investment Properties, LLC joint venture.

(Q)                              Proforma cash proceeds represent the aggregate cash proceeds received from the issuance of equity and mortgage financings through June 29, 2007 less the proforma net acquisition price of investments in real estate and other ventures.

(R)                               Represents accrued dividends that will be paid to Winston shareholders in accordance with the definitive merger agreement.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2007

(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations and the Company acquisition of Winston Hotels as though they occurred on January 1, 2006 or the date significant operations commenced. Pro Forma adjustments have been made for ProLogis Properties, Shallotte Commons, Six Pines Properties, The Landings at Clear Lake, Gravois Dillon, Pavilions at Hartman Heritage, Northwest Marketplace, Lakeport Commons Shopping Center, Washington Park Plaza, Worldgate Plaza, Shops at Riverstone, The Villages at Kitty Hawk, Citizens Portfolio, Middleburg Crossing, Lord Salisbury Center, the Company acquisition of Winston Hotels, the properties expected to be purchased in the Bradley Portfolio, and for properties purchased during the first quarter of 2007.  The Company considers the properties expected to be purchased in the Bradley Portfolio, Lakeport Commons Shopping Center, and Washington Park Plaza as probable under Rule 3-14 of Regulation S-X.  No pro forma adjustments were made for Parkway Centre North Outlot Building B, Wickes Furniture, Lakewood Phase II, Spring Town Center III, Gravois Dillon Phase II and Legacy Crossing as the properties were completed in 2007 and there were no significant operations prior to the Company’s acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the three months ended March 31, 2007, nor does it purport to represent our future results of operations.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2007 (unaudited)

 (Amounts in thousands, except per share amounts)

	Historical (A)	Pro Forma Adjustments (B)	Winston Hotels Historical (C)	Winston Hotels Merger Adjustments (D)	Pro Forma

Rental income (F)	$50,561	24,555	—	—	75,116
Tenant recovery income	11,550	4,978	—	—	16,528
Other property income	1,620	—	—	—	1,620
Hotel operating income	—	—	43,318	—	43,318

Total income	63,731	29,533	43,318	—	136,582

General and administrative expenses	3,109	—	6,328	—	9,437
Property operating expenses (I)	10,284	7,850	—	—	18,134
Hotel operating expense	—	—	26,487	—	26,487
Real estate taxes	6,637	—	1,919	—	8,556
Depreciation and amortization (F) (G)	26,570	11,911	6,137	2,436	47,054
Business manager management fee (E)	1,500	—	—	—	1,500

Total expenses	48,100	19,761	40,871	2,436	111,168

Operating income (loss)	15,631	9,772	2,447	(2,436)	25,414

Loss on extinguishment of debt	—	—	(272)	—	(272)
Loss on sale of notes receivable	—	—	(5,322)	—	(5,322)
Interest and dividend income	10,722	—	1,720	—	12,442
Other income	46	—	—	—	46
Interest expense (J) (K)	(17,610)	(7,614)	(3,896)	—	(29,120)
Equity in earnings of unconsolidated entities	169	—	1,304	—	1,473
Fee income from unconsolidated joint ventures	—	—	68	—	68
Realized gain on securities	5,688	—	—	—	5,688

Income (loss) before income tax and minority interest	14,646	2,158	(3,951)	(2,436)	10,417

Income tax expense	(219)	—	(11)	—	(230)
Minority interest	(2,338)	(16)	450	—	(1,904)

Net income (loss) applicable to common shareholders	$12,089	2,142	(3,512)	(2,436)	8,283

Weighted average number of shares of common stock outstanding, basic and diluted (H)	205,589,116				436,452,914

Net income per share, basic and diluted (H)	.06				.02

See accompanying notes to pro forma consolidated statement of operations.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2007

(unaudited)

(A)                             The historical information represents the consolidated historical statement of operations of the Company for the three months ended March 31, 2007 as filed with the Securities Exchange Commission.

(B)                               Total pro forma adjustments for acquisitions consummated as of June 29, 2007 are as though the properties were acquired January 1, 2006. No pro forma adjustments were made for Parkway Centre North Outlot B, Wickes Furniture, Lakewood Phase II, Spring Town Center III, Gravois Dillon Phase II and Legacy Crossing as the properties were completed in 2007 and there were no significant operations prior to the Company’s acquisition.

Unaudited combined gross income and direct operating expenses presented from January 1, 2006 through the date of acquisition is based on information provided by the Seller for the following properties:

Bradley Portfolio	Pavilions at Hartman Heritage	Worldgate Plaza
ProLogis Properties	Villages at Kitty Hawk	Shops at Riverstone
Shallotte Commons	Northwest Marketplace	Schneider Electric
Six Pines Properties	Lakeport Commons Shopping Center	Market at Hamilton
The Landings at Clear Lake	Citizens Portfolio	Chesapeake Commons
Gravois Dillon	Washington Park Plaza	Crossroads at Chesapeake
Fields Apartment Homes	AT&T - Cleveland	Waterford Place at Shadow
Middleburg Crossing	Lord Salisbury Center	Creek Ranch Apartments

(C)                               The historical information represents the consolidated historical statement of operations of Winston Hotels for the three months ended March 31, 2007 as filed with the Securities Exchange Commission.

(D)                              Represents adjustments to record the merger of Winston Hotels.

(E)                                No pro forma adjustment has been made related to the business manager management fee as it is assumed that a greater fee would not have been paid as a result of the purchase of these additional properties.

(F)                                Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements.  That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(G)                               To reflect depreciation expense using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$762,137
Less: Non-depreciable real estate assets	(67,769)
Depreciable real estate assets	$694,368
Depreciation expense for three months	8,573
Less: Depreciation recorded by Winston	(6,137)
Depreciation expense adjustment	$2,436

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon certain estimates.  To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill.

(H)                              The pro forma weighted average shares of common stock outstanding for the three months ended March 31, 2007 was calculated assuming all shares sold to purchase each of the properties were issued on January 1, 2006.

(I)                                   Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.  For the three months ended March 31, 2007, pro forma property operating expenses included management fees of $1,329.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2007
(unaudited)

(J)                                  IARETI has ownership interests in LLC’s which own the eight shopping centers in the Ahold Portfolio, Stop N Shop Hyde, Parkway Centre North — Outlot Building B and The Market at Hamilton.  These entities are considered VIE’s and IARETI is considered the primary beneficiary, therefore, these entities are consolidated.  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC’s are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and included within other financings.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.  For the three months ended March 31, 2007, the pro forma interest expense included other financing interest expense of $4.

(K)                              The pro forma adjustments relating to interest expense were based on the following debt terms:

	Principal Balance	Interest Rate	Maturity Date

Bradley Portfolio (1)	34,479	5.9480%	07/01/2017
Bradley Portfolio (2)	10,500	5.6600%	11/01/2025
Bradley Portfolio (3)	39,534	5.5400%	01/01/2013
ProLogis Properties	32,450	5.5200%	06/01/2017
Shallotte Commons	6,078	5.7650%	06/01/2012
Washington Park Plaza	30,600	5.9200%	05/11/2016
Chesapeake Commons	8,900	5.3810%	06/01/2012
Crossroads at Chesapeake	11,200	5.4050%	06/01/2012
Fields Apartment Homes	18,700	5.3229%	06/01/2017
Schneider Electric	11,000	5.7610%	06/01/2012
Six Pines Properties	158,500	5.4100%	06/01/2017
Market at Hamilton	7,893	5.7700%	06/01/2012
Gravois Dillon	12,630	5.4950%	07/01/2017
Worldgate Plaza	59,950	5.5240%	07/01/2017
C&S Portfolio	82,500	5.4809%	04/01/2037
State Street Plaza	10,450	5.6230%	03/11/2012
Northwest Plaza	19,965	5.5570%	07/01/2017

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations and the Company acquisition of Winston Hotels as though they occurred on January 1, 2006 or the date significant operations commenced. Pro Forma adjustments have been made for the Bradley Portfolio, ProLogis Properties, Shallotte Commons, Six Pines Properties, The Landings at Clear Lake, Gravois Dillon, Pavilions at Hartman Heritage, Northwest Marketplace, Lakeport Commons Shopping Center, Washington Park Plaza, Worldgate Plaza, Shops at Riverstone, Villages at Kitty Hawk, Citizens Portfolio, Middleburg Crossing, Lord Salisbury Center, the Company acquisition of Winston Hotels and for properties purchased during 2006 and the first quarter of 2007.  The Company considers the properties expected to be purchased in the Bradley Portfolio, Lakeport Commons Shopping Center, and Washington Park Plaza as probable under Rule 3-14 of Regulation S-X.  No pro forma adjustments were made for Brooks Corner, The Plaza at Eagle’s Landing, Parkway Centre North I, Parkway Centre North — Outlot Building B, The Shops at Sherman Plaza, New Forest Crossing II, Wickes Furniture, Spring Town Center III, Legacy Crossing, Gravois Dillon-Phase II or Lakewood Phase II as the properties were completed in 2006 or 2007 and there were no significant operations prior to the Company’s acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2006, nor does it purport to represent our future results of operations.

Inland American Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006 (unaudited)
(Amounts in thousands, except per share amounts)

					Winston
				Winston	Hotels
		Pro Forma	Pro Forma	Hotels	Merger
	Historical	Adjustments	Adjustments	Historical	Adjustments
	(A)	(B)	(C)	(D)	(E)	Pro Forma

Rental income(G)	$98,419	43,211	135,261	—	—	276,891
Tenant recovery income	21,547	11,887	28,443	—	—	61,877
Other property income	3,236	—	—	—	—	3,236
Hotel operating income	—	—	—	165,883	—	165,883

Total income	123,202	55,098	163,704	165,883	—	507,887

General and administrative expenses	7,613	—	—	11,343	—	18,956
Business manager management fee(F)	2,400	—	—	—	—	2,400
Property operating expenses(J)	20,951	18,894	37,759	—	—	77,604
Hotel operating expenses	—	—	—	99,206	—	99,206
Real estate taxes	11,840		—	7,016	—	18,856
Depreciation and amortization(G)(H)	49,681	24,358	68,670	22,056	12,867	177,632

Total expenses	92,485	43,252	106,429	139,621	12,867	394,654

Operating income (loss)	30,717	11,846	57,275	26,262	(12,867)	113,233

Loss on extinguishment of debt	—	—	—	(3,961)	—	(3,961)
Interest and dividend income	23,289	—	—	8,694	—	31,983
Other expense	(28)	—	—	—	—	(28)
Interest expense(K)(L)	(31,553)	(14,673)	(49,025)	(17,553)	—	(112,804)
Equity in earnings of unconsolidated entities	13	—	—	86	—	99
Fee income from unconsolidated joint ventures		—		227	—	227
Realized gain on securities	4,096	—	—	—	—	4,096

Net income (loss) before income taxes and minority interest	26,534	(2,827)	8,250	13,755	(12,867)	32,845

Income tax expense	(1,393)	—	—	(1,890)	—	(3,283)
Minority interest	(24,010)	—	(1,430)	(733)	—	(26,173)

Net income (loss) applicable to common shareholders	$1,131	(2,827)	6,820	11,132	(12,867)	3,389

Weighted average number of shares of common stock outstanding, basic and diluted(I)	68,374,630					436,452,914

Net income per share, basic and diluted(I)	.02					.01

See accompanying notes to pro forma consolidated statement of operations.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006
(unaudited)

(A)      The historical information represents the consolidated historical statement of operations of the Company for the year ended December 31, 2006 as filed with the Securities Exchange Commission.

(B)        Total pro forma adjustments for acquisitions consummated as of June 29, 2007 by the Company and its consolidated joint ventures are as though the properties were acquired January 1, 2006.

Audited combined gross income and direct operating expenses as prepared in accordance with Rule 3-14 of Regulation S-X for the following properties:

Shops at Riverstone	Pavilions at Hartman Heritage
Six Pines Properties	ProLogis Properties
Worldgate Plaza	Waterford Place at Shadow Creek Ranch
Lakeport Commons	Fields Apartment Homes

(C)        Total pro forma adjustments for acquisitions consummated as of June 29, 2007 are as though the properties were acquired January 1, 2006. No pro forma adjustments were made for Brooks Corner, The Plaza at Eagle’s Landing, Parkway Centre North I, Parkway Centre North — Outlot Building B, The Shops at Sherman Plaza, New Forest Crossing II, Wickes - Lake Zurich, Spring Town Center III, Lakewood Phase II, Gravois Dillon-Phase II or Legacy Crossing as the properties were completed in 2006 and 2007 and there were no significant operations prior to the Company’s acquisition.

Unaudited combined gross income and direct operating expenses presented from January 1, 2006 through December 31, 2006 is based on information provided by the Seller for the following properties:

Southgate Apartments	The Market at Hilliard	Washington Mutual
Canfield Plaza	Dulles Executive Plaza	Hyde Park Stop N Shop
Shakopee Shopping Center	IDS Center	Lakewood Shopping Center
Ahold Portfolio	Bradley Portfolio	New Quest Portfolio
Lincoln Mall	Lincoln Village	(properties purchased in 2006)
Monadnock Marketplace	Chesapeake Commons	Buckhorn Plaza
Thermo Process Systems	Crossroads at Chesapeake Commons	AT&T - St. Louis
Fabyan Randall	Market at Hamilton	Schneider Electric
State Street Market	The Landings at Clear Lake	C & S Portfolio
Shallotte Commons	AT&T - Cleveland	Citizens Portfolio
Northwest Plaza	Villages of Kitty Hawk	Washington Park Plaza
Gravois Dillon	Middleburg Crossing	Lord Salisbury Center

(D)       The historical information represents Winston Hotel’s consolidated historical statement of operations for the year ended December 31, 2006 as filed with the Securities Exchange Commission.

(E)         Represents adjustments to record the merger of Winston Hotels.

(F)         No pro forma adjustment has been made related to the business manager management fee as it is assumed that a greater fee would not have been paid as a result of the purchase of these additional properties.

(G)        Buildings and improvements will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements.  That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight-line basis over the life of the related leases as an adjustment to rental income.  Other leasing costs, tenant improvements, in-place lease intangibles and customer relationship values will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006
(unaudited)

(H)       To reflect depreciation expense using a 30 year life for building and a five year life for furniture, fixtures, and equipment based upon the preliminary purchase price allocation.  The adjustment is calculated as follows:

Adjusted value of real estate assets	$762,137
Less: Non-depreciable real estate assets	(67,769)
Depreciable real estate assets	$694,368
Depreciation expense for three months	34,923
Less: Depreciation recorded by Winston	(22,056)
Depreciation expense adjustment	$12,867

The allocation of the fair market value of real estate assets between building and improvement and non-depreciable real estate, principally land, is preliminary and based upon certain estimates.  To the extent the fair value of net assets acquired is less than the purchase price, additional amounts could be allocated to identifiable intangible assets and/or goodwill.

(I)            The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2006 was calculated assuming all shares sold to purchase each of the properties were issued on January 1, 2006.

(J)           Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement and are included in property operating expenses.  For the twelve months ended December 31, 2006, pro forma property operating expenses included management fees of $9,827.

(K)       IARETI has ownership interests in LLC’s which own or will own in the future the eight shopping centers in the Ahold Portfolio and Stop N Shop Hyde Park, and The Market at Hamilton.  These entities are considered VIE’s and IARETI is considered the primary beneficiary, therefore, these entities are consolidated.  Since the outside ownership interests are subject to a put/call arrangement requiring settlement for a fixed amount, the LLC’s are treated as 100% owned subsidiary by IARETI with the amount due the outside owners reflected as a financing and included within other financings.  Interest expense is recorded on the liability in an amount generally equal to the preferred return due to the outside owners as provided in the LLC agreements.  For the twelve months ended December 31, 2006, the interest expense included other financing interest expense of $1,069.

(L)         The pro forma adjustments relating to interest expense were based on the following debt terms:

	Principal	Interest	Maturity
	Balance	Rate	Date
Sherman Town Center	38,449	4.9500%	07/01/2014
Spring Town Center	7,629	4.8700%	01/01/2015
Eldridge Lakes Town Center	7,504	4.8800%	12/01/2014
CyFair Town Center	5,673	4.8300%	12/01/2014
Hyde Park Stop N Shop	8,100	5.2450%	02/01/2013
Lakewood Shopping Center	11,715	6.0100%	04/01/2024
Monadnock Marketplace	26,785	4.8800%	03/01/2013
Thermo Process Facility	8,201	5.2400%	03/11/2031
Southgate Apartments	10,725	5.4130%	05/01/2016
Shakopee Center	8,800	5.3000%	07/01/2011
Ahold Portfolio 1	41,456	5.1400%	08/11/2011
Ahold Portfolio 2	35,497	5.1700%	08/01/2013
Canfield Plaza	7,575	5.2200%	09/01/2013
Fabyan Randall	13,400	5.3750%	11/01/2013
Dulles Executive Plaza	68,750	5.8510%	09/01/2016
IDS	161,000	5.0000%	01/10/2010
Bradley Portfolio(1)	227,430	6.1130%	11/01/2016
Bradley Portfolio(2)	10,500	5.6627%	11/01/2025
Bradley Portfolio(3)	39,534	5.5400%	01/01/2013
Lincoln Mall	33,835	5.0000%	09/01/2013
Buckhorn Plaza	9,025	5.9930%	12/01/2016

Inland American Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2006
(unaudited)

The Market at Hilliard	11,220	5.9630%	12/01/2016
State Street Market	10,450	5.6230%	03/11/2012
ProLogis Properties	32,450	5.5200%	06/01/2017
Shallotte Commons	6,078	5.7650%	06/01/2012
Washington Park Plaza	30,600	5.9200%	05/11/2016
Chesapeake Commons	8,900	5.3810%	06/01/2012
Crossroads at Chesapeake	11,200	5.4050%	06/01/2012
Fields Apartment Homes	18,700	5.3229%	06/01/2017
Schneider Electric	11,000	5.7610%	06/01/2012
Six Pines Properties	158,500	5.4100%	06/01/2017
Market at Hamilton	7,893	5.7700%	06/01/2012
Lakeview Technology Center	14,470	4.9000%	02/11/2011
Bridgeside Point	17,325	5.2000%	02/11/2031
Triangle Center	23,600	4.8300%	03/01/2011
Lincoln Village	22,035	5.3210%	12/01/2016
Washington Mutual	20,115	5.9430%	12/01/2016
AT&T-St. Louis	112,695	5.3430%	01/01/2037
C&S Portfolio	82,500	5.4800%	04/01/2037
Gravois Dillon	12,630	5.4950%	07/01/2017
Worldgate Plaza	59,950	5.2700%	07/01/2017
Northwest Marketplace	19,965	5.5570%	07/01/2017

Item 8.                    Financial Statements and Supplementary Data.

The following consolidated financial statements are included herein:

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2006 and 2005

Consolidated Statements of Operations for the years ended December 31, 2006, 2005 and 2004

Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2006, 2005 and 2004

Consolidated Statements of Cash Flows for the years ended December 31, 2006, 2005 and 2004

Notes to Consolidated Financial Statements